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                                                                    Exhibit 23.1
                                                                    ------------




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 to our report dated January 21, 1999 included in Cytyc Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                    /s/ Arthur Andersen LLP



Boston, Massachusetts
July 14, 1999